UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    June 2, 2011

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 1.01.                      Entry into Material Definitive Agreements.

Founders’ Loan Modification

On June 2, 2011, the Registrant entered into a Loan Modification Agreement (the “Loan Modification Agreement”) which modified the Note Purchase Agreement, dated as of March 21, 2008, as amended on September 10, 2009, by and among the Registrant and Arthur Lomax and Gehrig White.  Pursuant to the Loan Modification Agreement, the maturity date of the underlying promissory note was extended to March 21, 2013 and the underlying security agreement was amended to clarify the grant of a security interest in the collateral to the Secured Parties.

The foregoing summary is qualified in its entirety by reference to the Loan Modification Agreement which is attached as Exhibit 10.1 hereto.  Further, all terms used but not defined herein shall have the meanings ascribed in the Loan Modification Agreement.

Item 5.02.	Compensatory Arrangements of Certain Officers.

On June 2, 2011 the Registrant entered into new Employment Agreements (the “New Employment Agreements”) with Mark D. Roberson, its Chief Executive Officer, Chief Financial Officer and Treasurer, and James T. Crawford, its President and Secretary (collectively referred to as the “Executives”.)  Under the New Employment Agreements, the Executives will continue in their current positions through July 1, 2013 upon substantially the same terms and conditions as provided in their current employment agreements with the Registrant, which would have expired on July 1, 2011.

The foregoing summary is qualified in its entirety by reference to the New Employment Agreements which are attached as Exhibit 10.2 and 10.3 hereto.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Registrant held its Annual Meeting of Shareholders (the “Meeting”) on June 2, 2011 in Matthews, North Carolina. At the Meeting, shareholders:

●	Re-elected each incumbent director to serve until the next annual meeting of the Registrant’s shareholders or until their respective successors have been duly elected and qualified;

●	Approved an amendment to the Registrant’s 2009 Stock Incentive Plan; and

●	Ratified the appointment of McGladrey & Pullen, LLP as the Registrant’s independent auditors for the 2011 fiscal year.

The specific votes were as follows:

Proposal One — Election of Directors

	For	Withheld
Lyle A. Berman	2,929,898	15,543
James T. Crawford	2,922,075	23,366
Joseph J. Lahti	2,940,672	4,769
Arthur L. Lomax	2,211,655	733,786
Gehrig H. White	2,211,175	734,266

Proposal Two — Approve an Amendment to the 2009 Stock Incentive Plan

For	Against	Abstain
2,236,349	135,020	574,072

Proposal Three — Ratify McGladrey & Pullen, LLP as the Registrant’s Independent Registered Public Accounting Firm

For	Against	Abstain
4,698,151*	7,396	168,947

* Including 1,929,053 broker non-votes.

The Registrant’s Proxy Statement for the Meeting was filed with the Securities and Exchange Commission on April 29, 2011 and provides more information about these proposals and the vote required for approval of each of them.

Item 9.01.                      Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Loan Modification Agreement, dated June 2, 2011, by and among the Registrant and its founders.
10.2*	Employment Agreement, dated June 2, 2011, between the Registrant and Mark D. Roberson.
10.3*	Employment Agreement, dated June 2, 2011, between the Registrant and James T. Crawford.

*	This exhibit is a management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.

Date: June 7, 2011	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Executive Officer and Chief Financial Officer